Exhibit 10.8

E0AAB7110 CMS #: _______
Fund: 27L0 Unit: AIPU Subunit: AIGR Approp: ~~EC27L7115~~ Function: ESCR Object: 5781
Encumbrance #: ___________
Grant $: 250,000
Dates: _______ to 5/1/18

# STATE OF COLORADO
# OFFICE OF ECONOMIC DEVELOPMENT AND INTERNATIONAL TRADE
## Grant Agreement
## with
## Evolutionary Genomics, Inc.

**TABLE OF CONTENTS**

1. PARTIES ..... 1
2. EFFECTIVE DATE AND NOTICE OF NONLIABILITY ..... 1
3. RECITALS ..... 1
4. DEFINITIONS ..... 2
5. TERM and EARLY TERMINATION. ..... 3
6. STATEMENT OF WORK ..... 3
7. PAYMENTS TO GRANTEE ..... 3
8. REPORTING – NOTIFICATION ..... 4
9. GRANTEE RECORDS ..... 5
10. CONFIDENTIAL INFORMATION-STATE RECORDS ..... 6
11. CONFLICTS OF INTEREST ..... 6
12. REPRESENTATIONS AND WARRANTIES ..... 6
13. INSURANCE ..... 7
14. BREACH ..... 8
15. REMEDIES ..... 9
16. NOTICES and REPRESENTATIVES ..... 10
17. GOVERNMENTAL IMMUNITY ..... 11
18. STATEWIDE CONTRACT MANAGEMENT SYSTEM ..... 11
19. GENERAL PROVISIONS ..... 12
20. COLORADO SPECIAL PROVISIONS ..... 14
21. SIGNATURE PAGE ..... 16
22. EXHIBIT A – STATEMENT OF WORK ..... i

### 1. PARTIES
This Grant Agreement (hereinafter called "Grant") is entered into by and between **Evolutionary Genomics, Inc.** (hereinafter called "Grantee"), and the STATE OF COLORADO acting by and through the Colorado Office of Economic Development and International Trade (hereinafter called the "State" or "OEDIT").

### 2. EFFECTIVE DATE AND NOTICE OF NONLIABILITY.
This Grant shall not be effective or enforceable until it is approved and signed by the Colorado State Controller or designee (hereinafter called the "Effective Date"). The State shall not be liable to pay or reimburse Grantee for any performance hereunder, including, but not limited to costs or expenses incurred, or be bound by any provision hereof prior to the Effective Date.

### 3. RECITALS
**A. Authority, Appropriation, And Approval**

Authority to enter into this **Early Stage Capital and Retention** Grant exists in CRS §24-48.5-117, et seq., and funds have been budgeted, appropriated and otherwise made available pursuant to the Advanced Industries Acceleration Grant Program and Advanced Industries Acceleration Cash Fund, and a sufficient unencumbered balance thereof remains available for payment. Required approvals, clearance and coordination have been accomplished from and with appropriate agencies.  B. Consideration  The Parties acknowledge that the mutual promises and covenants contained herein and other good and valuable consideration are sufficient and adequate to support this Grant.  C. Purpose  The purpose of the Advanced Industries Grant Program is to accelerate economic growth through grants that improve and expand the development of advanced industries, facilitate the collaboration of advanced  industry staekholders, and further the development of new advanced industry products and services in  Colorado.  D. References  All references in this Grant to sections (whether spelled out or using the § symbol), subsections, exhibits or other attachments, are references to sections, subsections, exhibits or other attachments contained herein or incorporated as a part hereof, unless otherwise noted.  4. DEFINITIONS  The following terms as used herein shall be construed and interpreted as follows:  A. Budget  "Budget" means the budget for the Work described in Exhibit A.  B. Evaluation  "Evaluation" means the process of examining Grantee's Work and rating it based on criteria established in this Grant and Exhibit A.  C. Exhibits and other Attachments  The following are attached hereto and incorporated by reference herein: Exhibit A (Statement of Work.  D. Goods  "Goods" means tangible material.  E. Grant  "Grant" means this Grant, its terms and conditions, attached exhibits, documents incorporated by reference under the terms of this Grant, and any future modifying agreements, exhibits, attachments or references incorporated herein pursuant to Colorado State law, Fiscal Rules, and State Controller Policies.  F. Grant Funds  "Grant Funds" means available funds payable by the State to Grantee pursuant to this Grant.  G. Intellectual Property  "Intellectual Property" includes the Inventions, Know-How, software, technical information, data, trade  secrets, processes, technology, and designs that the Grantee conceived, made, or first reduced to practice as a result of the performance of Work under this Grant.  H. Intellectual Property Rights  "Intellectual Property Rights" means all past, present, and future rights of the following types, which may exist or be created under the laws of any jurisdiction in the world for the Intellectual Property: (a) rights associated with works of authorship, including exclusive exploitation rights, copyrights, moral rights, and  mask work rights; (b) trade secret rights; (c) patent and industrial property rights; (d) trademark and trade name rights and similar rights; (e) other proprietary rights in intellectual property of every kind and nature; and (f) rights in or relating to registrations, renewals, extensions, combinations, divisions, and reissues of,  and applications for, any of the rights referred to in clauses (a) through (e) of this sentence.  I.  Inventions  "Invention(s)" means individually and collectively any invention, improvements or discoveries, whether or not patentable, that the Grantee conceived, made, or first reduced to practice in the performance of Work under this Grant.  J. Know-How  "Know-How" means original works of authorship in an intangible medium, or fixed in a tangible medium of expression by the Grantee which is related to the Work and the Work Product or to the use of, or desirable   Page 2 of 16

for the practice of, the Inventions, and which the Grantee conceived, made, or first reduced to practice in the performance of Work under this Grant.  K. OEDIT Designee  "OEDIT Designee" means the entity designated by OEDIT to manage the Intellectual Property on behalf of the State and which (i) has a license agreement with Grantee pursuant to CRS §24-48.5-101, et seq., and (ii) has entered a separate agreement with OEDIT for the management of the Intellectual Property.  L. Party or Parties  "Party" means the State or Grantee and "Parties" means both the State and Grantee.  M. Program  "Program" means the Advanced Industries Acceleration Grant Program that provides the funding for this Grant.  N. Research Institution  "Research Institution" means an institution located and operating in Colorado that is a public or private,  non-profit institution of higher education or teaching hospital; federal laboratory; private technology and  research center; or prive,non-profitmedical and research center with a technology transfer office (TTO) that has been qualified by OEDIT.  0. Review  "Review" means examining Grantee's Work to ensure that it is adequate, accurate, correct and in accordance with the criteria established in this Grant and Exhibit A.  P. Subcontractor  "Subcontractor" means third-parties, if any, engaged by Grantee to aid in performance of Grantee's  obligations pursuant to this Grant who are not employees of Grantee. The term "Subcontractor" shall not include vendors of Goods that are incidental to Grantee's performance of its obligations pursuant to this Grant.  Q. Work  "Work" means the tasks and activities Grantee is required to perform to fulfill its obligations under this Grant and Exhibit A.  R. Work Product  "Work Product" means the tangible or intangible results of Grantee's Work, including, but not limited to, (i) Intellectual Property or, (ii) software, research, studies, data, photographs, negatives or other finished or unfinished documents, drawings, models, surveys, maps, materials, or work product of any type developed during the term of the Grant. Work Product shall not include any Mid-term or Final Reports.  5. TERM and EARLY TERMINATION.  A. Initial Term-Work Commencement  The Parties respective performances under this Grant shall commence on the Effective Date. This Grant  shall terminate on June 1, 2018 unless sooner terminated or further extended as specified elsewhere herein.  6. STATEMENT OF WORK  A. Completion  Grantee shall complete the Work and its other obligations as described herein and in Exhibit A on or before May 1, 2018. The State shall not be liable to compensate Grantee for any Work performed prior to the  Effective Date or after the termination of this Grant.  B. Employees  All persons employed by Grantee or any of its Subcontractors shall be considered Grantee's or its  Subcontractors' employee(s), as applicable, for all purposes hereunder and shall not be employees of the State for any purpose as a result of this Grant.  7. PAYMENTS TO GRANTEE  The State shall, in accordance with the provisions of this §7, pay Grantee in the following amounts and using the methods set forth below:  A. Maximum Amount    Page 3 of 16

The maximum amount of Grant Funds payable under this Grant to Grantee by the State is $250,000, (also  known as the "Grant Award") as determined by the State from available funds. Grantee agrees to provide any additional funds required for the successful completion of the Work. Payments to Grantee are limited to the unpaid obligated balance of the Grant as set forth in Exhibit A.  B. Payment  i. Advance, Interim and Final Payments  Any advance payment allowed under this Grant or in Exhibit A shall comply with State Fiscal Rules and be made in accordance with the provisions of this Grant or such Exhibit. Grantee shall initiate any payment requests by submitting invoices to the State in the form and manner set forth and approved by the State.  ii. Interest  The State shall fully pay each invoice within 45 days of receipt thereof if the amount invoiced  represents performance by Grantee previously accepted by the State. Uncontested amounts not paid by the State within 45 days may, if Grantee so requests, bear interest on the unpaid balance beginning on the 46th day at a rate not to exceed one percent per month until paid in full; provided, however, that  interest shall not accrue on unpaid amounts that are subject to a good faith dispute. Grantee shall  invoice the State separately for accrued interest on delinquent amounts. The billing shall reference the   delinquent payment, the number of day's interest to be paid and the interest rate.  iii. Available Funds-Contingency-Termination  The State is prohibited by law from making fiscal commitments beyond the term of the State's current fiscal year. Therefore, Grantee's compensation is contingent upon the continuing availability of State appropriations as provided in the Colorado Special Provisions, set forth below. If federal funds are used with this Grant in whole or in part, the State's performance hereunder is contingent upon the  continuing availability of such funds. Payments pursuant to this Grant shall be made only from  available funds encumbered for this Grant and the State's liability for such payments shall be limited to the amount remaining of such encumbered funds. If State or federal funds are not appropriated, or otherwise become unavailable to fund this Grant, the State may immediately terminate this Grant in whole or in part without further liability in accordance with the provisions herein.  iv. Erroneous Payments  At the State's sole discretion, payments made to Grantee in error for any reason, including, but not  limited to overpayments or improper payments, and unexpended or excess funds received by Grantee, may be recovered from Grantee by deduction from subsequent payments under this Grant or other Grants, grants or agreements between the State and Grantee or by other appropriate methods and  collected as a debt due to the State. Such funds shall not be paid to any person or entity other than the State.  C. Use of Funds  Grant Funds and Matching Funds shall be used only for eligible costs identified herein and/or in the Work Budget listed in Exhibit A. Grantee may adjust budgeted expenditure amounts up to 10% within each line item of said Work Budget without approval of the State. Adjustments in excess of 10% shall be authorized by the State in an amendment to this Grant. The State's total consideration shall not exceed the maximum amount shown herein.  D. Matching Funds  Grantee shall provide Matching Funds as provided in Exhibit A. Grantee shall have raised the full amount of Matching Funds prior to the Effective Date and shall report to the State regarding the status of such funds upon request.  Grantee must have the full amount of Matching Funds available on or between the date the Grant Award is publically announced by OEDIT and/or the Effective Date. Grantee can start deploying the Matching Funds to advance the project after the Grant Award is publically announced by OEDIT.  8. REPORTING — NOTIFICATION  Reports, Evaluations, and Reviews required under this §8 shall be in accordance with the procedures of and in such form as prescribed by the State and in accordance with §19, if applicable.  A. Performance, Progress, Personnel, and Funds    Page 4 of 16

Grantee shall submit a report to the State upon expiration or sooner termination of this Grant, containing an Evaluation and Review of Grantee's performance and the final status of Grantee's obligations hereunder. In addition, Grantee shall comply with all reporting requirements, if any, set forth in Exhibit A.  B. Litigation Reporting  Within 10 days after being served with any pleading in a legal action filed with a court or administrative  agency, related to this Grant or which may affect Grantee's ability to perform its obligations hereunder,  Grantee shall notify the State of such action and deliver copies of such pleadings to the State's principal  representative as identified herein. If the State's principal representative is not then serving, such notice and copies shall be delivered to the Executive Director of OEDIT.  C. Performance Outside the State of Colorado and/or the United States  [Not applicable if Grant Funds include any federal funds] Following the Effective Date, Grantee shall  provide written notice to the State, in accordance with §16 (Notices and Representatives), within 20 days of the earlier to occur of Grantee's decision to perform, or its execution of an agreement with a Subgrantee to perform, Services outside the State of Colorado and/or the United States. Such notice shall specify the type of Services to be performed outside the State of Colorado and/or the United States and the reason why it is necessary or advantageous to perform such Services at such location or locations. All notices received by the State pursuant to this §8.0 shall be posted on the Colorado Department of Personnel & Administration's  website. Knowing failure by Grantee to provide notice to the State under this §8.0 shall constitute a material breach of this Grant.  D. Noncompliance  Grantee's failure to provide reports and notify the State in a timely manner in accordance with this §8 may result in the delay of payment of funds and/or termination as provided under this Grant.  E. Subcontracts  Copies of any and all agreements with any Subcontractors entered into by Grantee to perform its obligations hereunder shall be submitted to the State or its principal representative upon request by the State. Any and all agreements with Subcontractors entered into by Grantee related to its performance hereunder shall  comply with all applicable federal and state laws and shall provide that such agreements be governed by the laws of the State of Colorado.    9. GRANTEE RECORDS  Grantee shall make, keep, maintain and allow inspection and monitoring of the following:  A. Maintenance  A complete file of all records, documents, communications, notes and other written materials, electronic media files, and communications, pertaining in any manner to the Work (including, but not limited to the operation of programs) hereunder. Grantee shall maintain such records until the last to occur of the  following: (i) a period of three years after the date this Grant is completed or terminated, or (ii) final  payment is made hereunder, whichever is later, or (iii) for such further period as may be necessary to  resolve any pending matters, or (iv) if an audit is occurring, or Grantee has received notice that an audit is pending, then until such audit has been completed and its findings have been resolved (the "Record  Retention Period").  B. Inspection  Grantee shall permit the State and any other duly authorized agent of a governmental agency to audit,  inspect, examine, excerpt, copy and/or transcribe Grantee's records related to this Grant during the Record Retention Period for a period of three years following termination of this Grant or final payment hereunder, whichever is later, to assure compliance with the terms hereof or to evaluate Grantee's performance  hereunder. The State reserves the right to inspect the Work at all reasonable times and places during the term of this Grant, including any extension. If the Work fails to conform to the requirements of this Grant, the State may require Grantee promptly to bring the Work into conformity with Grant requirements, at  Grantee's sole expense. If the Work cannot be brought into conformance by re-performance or other  corrective measures, the State may require Grantee to take necessary action to ensure that future    Page 5 of 16

performance conforms to Grant requirements and exercise the remedies available under this Grant, at law or in equity in lieu of or in conjunction with such corrective measures.  C. Monitoring  Grantee also shall permit the State, the federal government (if applicable), and other governmental agencies having jurisdiction, in their sole discretion, to monitor all activities conducted by Grantee pursuant to the terms of this Grant using any reasonable procedure, including, but not limited to: internal evaluation  procedures, examination of program data, special analyses, on-site checking, formal audit examinations, or any other procedures. All monitoring controlled by the State shall be performed in a manner that shall not unduly interfere with Grantee's performance hereunder.  D. Final Audit Report  If an audit is performed on Grantee's records for any fiscal year covering a portion of the term of this Grant, Grantee shall submit a copy of the final audit report to the State or its principal representative at the address specified herein.  10. CONFIDENTIAL INFORMATION-STATE RECORDS  Grantee shall comply with the provisions of this §10 if it becomes privy to confidential information in  connection with its performance hereunder. Confidential information includes, but is not necessarily limited to, state records, personnel records, and information concerning individuals.  A. Confidentiality  Grantee shall keep all State records and information confidential at all times and shall comply with all laws and regulations concerning confidentiality of information. Any request or demand by a third party for State records and information in the possession of Grantee shall be immediately forwarded to the State's principal representative.  B. Notification  Grantee shall notify its agent, employees, Subcontractors, and assigns who may come into contact with State records and confidential information that each is subject to the confidentiality requirements set forth herein, and shall provide each with a written explanation of such requirements before they are permitted to access such records and information.  C. Use, Security, and Retention  Confidential information of any kind shall not be distributed or sold to any third party or used by Grantee or its agents in any way, except as authorized by this Grant or approved in writing by the State. Grantee shall provide and maintain a secure environment that ensures confidentiality of all State records and other  confidential information wherever located. Confidential information shall not be retained in any files or otherwise by Grantee or its agents, except as permitted in this Grant or approved in writing by the State.  D. Disclosure-Liability  Disclosure of State records or other confidential information by Grantee for any reason may be cause for legal action by third parties against Grantee, the State or their respective agents. Grantee shall indemnify, save, and hold harmless the State, its employees and agents, against any and all claims, damages, liability and court awards including costs, expenses, and attorney fees and related costs, incurred as a result of any act or omission by Grantee, or its employees, agents, Subcontractors, or assignees pursuant to this §10.  11. CONFLICTS OF INTEREST  Grantee shall not engage in any business or personal activities or practices or maintain any relationships which conflict in any way with the full performance of Grantee's obligations hereunder. Grantee acknowledges that with respect to this Grant, even the appearance of a conflict of interest is harmful to the State's interests. Absent the State's prior written approval, Grantee shall refrain from any practices, activities or relationships that  reasonably appear to be in conflict with the full performance of Grantee's obligations to the State hereunder. If a conflict or appearance exists, or if Grantee is uncertain whether a conflict or the appearance of a conflict of  interest exists, Grantee shall submit to the State a disclosure statement setting forth the relevant details for the State's consideration. Failure to promptly submit a disclosure statement or to follow the State's direction in  regard to the apparent conflict constitutes a breach of this Grant.  12. REPRESENTATIONS AND WARRANTIES    Page 6 of 16

Grantee makes the following specific representations and warranties, each of which was relied on by the State in entering into this Grant.  A. Standard and Manner of Performance  Grantee shall perform its obligations hereunder in accordance with the highest standards of care, skill and diligence in the industry, trades or profession and in the sequence and manner set forth in this Grant.  B. Legal Authority — Grantee and Grantees Signatory  Grantee warrants that it possesses the legal authority to enter into this Grant and that it has taken all actions required by its procedures, by-laws, and/or applicable laws to exercise that authority, and to lawfully  authorize its undersigned signatory to execute this Grant, or any part thereof, and to bind Grantee to its terms. If requested by the State, Grantee shall provide the State with proof of Grantee's authority to enter into this Grant within 15 days of receiving such request.  C. Licenses, Permits, Etc.  Grantee represents and warrants that as of the Effective Date it has, and that at all times during the term  hereof it shall have, at its sole expense, all licenses, certifications, approvals, insurance, permits, and other  authorization required by law to perform its obligations hereunder. Grantee warrants that it shall maintain all necessary licenses, certifications, approvals, insurance, permits, and other authorizations required to  properly perform this Grant, without reimbursement by the State or other adjustment in Grant Funds.  Additionally, all employees and agents of Grantee performing Work under this Grant shall hold all required licenses or certifications, if any, to perform their responsibilities. Grantee, if a foreign corporation or other foreign entity transacting business in the State of Colorado, further warrants that it currently has obtained and shall maintain any applicable certificate of authority to transact business in the State of Colorado and has designated a registered agent in Colorado to accept service of process. Any revocation, withdrawal or non-renewal of licenses, certifications, approvals, insurance, permits or any such similar requirements  necessary for Grantee to properly perform the terms of this Grant shall be deemed to be a material breach by Grantee and constitute grounds for termination of this Grant.  13. INSURANCE  Grantee and its Subcontractors shall obtain and maintain insurance as specified in this section at all times during the term of this Grant. All policies evidencing the insurance coverage required hereunder shall be issued by  insurance companies satisfactory to the State.  A. Public Entities  If Grantee or Subcontractor is a "public entity" within the meaning of the Colorado Governmental Immunity Act, CRS §24-10-101, et seq., as amended (the "GIA"), then Grantee shall maintain, and shall require any Subcontractor to maintain, at all times during the term of this Grant such liability insurance, by commercial policy or self-insurance, as is necessary to meet its liabilities under the GIA. Grantee shall show proof of such insurance satisfactory to the State, if requested by the State. Grantee shall require any agreement with Subcontractors that are public entities providing Work hereunder, to include the insurance requirements  necessary to meet Subcontractor's liabilities under the GIA.  B. Non-Public Entities  If Grantee or Subcontractor is not a "public entity" within the meaning of the GIA, Grantee shall obtain and maintain, and shall require any Subcontractor to obtain and maintain, during the term of this Grant insurance coverage and policies meeting the same requirements set forth in §13(C).  C. Grantee and any Subcontractors  Grantee shall obtain, and shall require any Subcontractors, other than those that are public entities, to obtain insurance with provisions substantially similar to the following:  i. Worker's Compensation  Worker's Compensation Insurance as required by State statute, and Employer's Liability Insurance covering all of Grantee and Subcontractors employees acting within the course and scope of their employment.  ii. Automobile Liability  Automobile Liability Insurance covering any auto (including owned, hired and non-owned autos) with a minimum limit of $1,000,000 each accident combined single limit.   Page 7 of 16

iii. Additional Insured  Grantee and the State shall be named as additional insured on the Commercial General Liability  Insurance policy (leases and construction Grants require additional insured coverage for completed operations on endorsements CG 2010 11/85, CG 2037, or equivalent).  iv. Primacy of Coverage  Coverage required of Grantee and Subcontractors shall be primary over any insurance or selfinsurance program carried by Grantee or the State.  v. Cancellation  The above insurance policies shall include provisions preventing cancellation or non-renewal without at least 30 days prior notice to Grantee, and Grantee shall forward such notice to the State in  accordance with §16 (Notices and Representatives) within seven days of Grantee's receipt of such notice.  vi. Subrogation Waiver  All insurance policies in any way related to this Grant and secured and maintained by Grantee or its  Subcontractors as required herein shall include clauses stating that each carrier shall waive all rights of recovery, under subrogation or otherwise, against Grantee or the State, its agencies, institutions,  organizations, officers, agents, employees, and volunteers.  D. Certificates  Grantee if not subject to §13.A. above, shall, and shall require any Subcontractor to, provide certificates showing insurance coverage required hereunder to the State prior to the Effective Date of this Grant. No later than 15 days prior to the expiration date of any such coverage, Grantee shall, and shall require any Subcontractor to, deliver to the State or Grantee certificates of insurance evidencing renewals thereof. In addition, upon request by the State at any other time during the term of this Grant, Grantee shall, and shall require any Subcontractor to, within 10 days of such request, supply to the State evidence satisfactory to the State of compliance with the provisions of this §13.  14. BREACH  A. Defined  In addition to any breaches specified in this section or other sections of this Grant, the failure of either Party to perform any of its material obligations hereunder in whole or in part or in a timely or satisfactory manner, constitutes a breach. The institution of proceedings under any bankruptcy, insolvency, reorganization or similar law, by or against Grantee, or the appointment of a receiver or similar officer for Grantee or any of its property, which is not vacated or fully stayed within 20 days after the institution or occurrence thereof, shall also constitute a breach.  B. Notice and Cure Period  In the event of a breach, notice of such shall be given in writing by the aggrieved Party to the other Party in the manner provided in §16. The Party notified of such breach shall have 30 days of receipt of written notice to cure such breach (the "Cure Period"). If such breach is not cured within 30 days of receipt of written  notice, or if a cure cannot be completed within 30 days, or if cure of the breach has not begun within 30  days and pursued with due diligence the State may exercise any of the remedies set forth in §15.  Notwithstanding anything to the contrary herein, the State, in its sole discretion, need not provide advance notice or a Cure Period and may immediately terminate this Grant in whole or in part if reasonably  necessary to preserve public safety or to prevent immediate public crisis.  C. Specific Breaches by Grantee  In addition to the breaches specified elsewhere in this contract, Grantee shall be in material breach of the contract under the following circumstances:   i.  Relocation of Headquarters or Majority of Employees Out-of-State  If Grantee relocates its headquarters outside of Colorado or has less than 50% of its employees working in Colorado at any time before the completion date or within 24 months after the completion date (§6), then Grantee shall be in material breach of this Agreement. Grantee shall provide written notice to OEDIT within 30 days of taking such action.    Page 8 of 16

15. REMEDIES  If Grantee is in breach under any provision of this Grant, provided that a breach is not necessary under §15(B), the State shall have all of the remedies listed in this §15 in addition to all other remedies set forth in other  sections of this Grant following the notice and Cure Period set forth in §14(B). The State may exercise any or all of the remedies available to it, in its sole discretion, concurrently or consecutively.  A. Termination for Cause and/or Breach  If Grantee fails to perform any of its obligations hereunder with such diligence as is required to ensure its completion in accordance with the provisions of this Grant and in a timely manner, the State may notify Grantee of such non-performance in accordance with the provisions herein. If Grantee thereafter fails to promptly cure such non-performance within the Cure Period, the State, at its option, may terminate this entire Grant or such part of this Grant as to which there has been delay or a failure to properly perform. Exercise by the State of this right shall not be deemed a breach of its obligations hereunder. Grantee shall continue performance of this Grant to the extent not terminated, if any.  i.  Obligations and Rights  To the extent specified in any termination notice, Grantee shall not incur further obligations to the State or render further performance hereunder past the effective date of such notice. Grantee shall  complete Work not cancelled by the termination notice and may incur obligations as are necessary to do so within this Grant's terms, and shall complete and deliver any outstanding Mid-Term and Final Reports. Upon termination, Grantee shall take timely, reasonable and necessary action to protect and preserve property in the possession of Grantee in which the State has an interest. All materials owned by the State in the possession of Grantee shall be immediately returned to the State. Notwithstanding the foregoing, Grantee may continue to perform tasks and activities as described herein, including through the use of Subcontractors; provided that (a) State shall have no obligation to reimburse  Grantee (or its Subcontractors) for such if performed after the termination date, except as otherwise agreed to by the parties and (b) Grantee shall notify all Subcontractors that the Grant is terminated and the State will no longer be providing funding for the Work.  ii. Payments  If this Grant is terminated as provided herein, the State shall reimburse Grantee for the State's share of out-of pocket expenditures made before the date of termination, which are directly attributable to the uncompleted portion of Grantee's obligations hereunder less the amount of Matching Funds provided that the sum of any and all reimbursement shall not exceed the maximum amount of Grant Funds  payable to Grantee hereunder; that such expenses are approved as indicated herein and in Exhibit A. The State shall retain all other Grant Funds.  If, after termination by the State, it is determined that Grantee was not in breach or that Grantee's action or inaction was excusable, such termination shall be treated as a termination in the public interest and the rights and obligations of the Parties shall be the same as if this Grant had been terminated in the public interest, as described herein.  iii. Damages and Withholding  Notwithstanding any other remedial action by the State, Grantee also shall remain liable to the State for any damages sustained by the State by virtue of any breach under this Grant by Grantee and the State may withhold any payment to Grantee for the purpose of mitigating the State's damages, until  such time as the exact amount of damages due to the State from Grantee is determined. The State may withhold any amount that may be due to Grantee as the State deems necessary to protect the State, including loss as a result of outstanding liens or claims of former lien holders.  B. Grantee and the State's Right to Terminate for Non-Viability  Grantee and the State may mutually agree to terminate Grantee's performance hereunder at any time the Parties mutually determine in writing that the Work Product will not be feasible nor commercially viable based on results obtained. Upon such termination, Grantee shall cease its performance hereunder and  provide prompt written notice to OEDIT. In the event the Parties mutually terminate this Grant pursuant to this Section, Grantee shall provide to the State any outstanding reports, including Annual and Final Reports,    Page 9 of 16

and financial documentation as required herein, and the State may withhold Grant Funds, or Grantee shall refund Grant Funds to the State, as provided in §15.A.ii.  C. Early Termination in the Public Interest  The State is entering into this Grant for the purpose of carrying out the public policy of the State of  Colorado, as determined by its Governor, General Assembly, and/or Courts. If this Grant ceases to further the public policy of the State, the State, in its sole discretion, may terminate this Grant in whole or in part. Exercise by the State of this right shall not constitute a breach of the State's obligations hereunder. This subsection shall not apply to a termination of this Grant by the State for cause or breach by Grantee, which shall be governed by §14(A) or as otherwise specifically provided for herein.  i. Method and Content  The State shall notify Grantee of such termination in accordance with §16. The notice shall specify the effective date of the termination and whether it affects all or a portion of this Grant.  ii. Obligations and Rights  Upon receipt of a termination notice, Grantee shall be subject to and comply with the same obligations and rights set forth in §15(A)(i).  iii. Payments  If this Grant is terminated by the State pursuant to this §15(B), the State shall reimburse Grantee for the State's share of a portion of actual out-of-pocket expenses (not otherwise reimbursed under this Grant) incurred by Grantee which are directly attributable to the uncompleted portion of Grantee's obligations hereunder; provided that the sum of any and all reimbursement shall not exceed the  maximum amount payable to Grantee hereunder, and provided that such expenses are approved as indicated herein and in Exhibit A.  D. Remedies Not Involving Termination  The State, in its sole discretion, may, after the Cure Period, exercise one or more of the following remedies in addition to other remedies available to it, and shall provide Grantee notice of such exercise:  i. Suspend Performance  Suspend Grantee's performance with respect to all or any portion of this Grant pending necessary  corrective action as specified by the State without entitling Grantee to an adjustment in price/cost or performance schedule. Grantee shall promptly cease performance and incurring costs in accordance with the State's directive and the State shall not be liable for costs incurred by Grantee after the  suspension of performance under this provision.  ii. Withhold Payment  Withhold payment to Grantee until corrections in Grantee's performance are satisfactorily made and completed.  iii. Deny Payment  Deny payment for those obligations not performed, that due to Grantee's actions or inactions, cannot be performed or, if performed, would be of no value to the State; provided, that any denial of payment shall be reasonably related to the value to the State of the obligations not performed.  iv. Removal  Demand removal from the Work of any of Grantee's employees, agents, or Subcontractors whom the State deems incompetent, careless, insubordinate, unsuitable, or otherwise unacceptable, or whose continued relation to this Grant is deemed to be contrary to the public interest or not in the State's best interest.  E. Liquidated Damages  In the event that Grantee breaches this Agreement as specified in section 14(c), then Grantee shall pay OEDIT liquidated damages in an amount equal to the maximum amount paid to Grantee (§7).  16. NOTICES and REPRESENTATIVES  Each individual identified below is the principal representative of the designating Party. All notices required to be given hereunder shall be hand delivered with receipt required or sent by certified or registered mail to such Party's principal representative at the address set forth below. In addition to, but not in lieu of a hard-copy  notice, notice also may be sent by e-mail to the e-mail addresses, if any, set forth below. Either Party may from    Page 10 of 16

time to time designate by written notice substitute addresses or persons to whom such notices shall be sent. Unless otherwise provided herein, all notices shall be effective upon receipt.    A. State:  Katie Woslager  Colorado Office of Economic  Development and International Trade 1625 Broadway, Suite 2700  Denver, CO 80202  katie.woslager state.co.us 303-892-8760  B. Grantee:  Steve Warnecke  Evolutionary Genomics, Inc. 1801 Sunset Place, Suite C Longmont, CO 80501  303-513-3510  17. GOVERNMENTAL IMMUNITY  Notwithstanding any other provision to the contrary, nothing herein shall constitute a waiver, express or implied, of any of the immunities, rights, benefits, protection, or other provisions of the Colorado Governmental  Immunity Act, CRS §24-10-101, et seq., as amended. Liability for claims for injuries to persons or property  arising from the negligence of the State of Colorado, its departments, institutions, agencies, boards, officials, and employees is controlled and limited by the provisions of the Governmental Immunity Act and the risk  management statutes, CRS §24-30-1501, et seq., as amended. In no event shall the State be liable to Grantee for any lost profits or business opportunities, loss of use, business interruption, loss of data, or any other indirect, special, incidental, or consequential damages under any theory of liability, whether based in contract, tort,  negligence, product liability, or otherwise.  18. STATEWIDE CONTRACT MANAGEMENT SYSTEM  If the maximum amount payable to Grantee under this Grant is $100,000 or greater, either on the Effective Date or at anytime thereafter, this §19 applies.  Grantee agrees to be governed, and to abide, by the provisions of CRS §24-102-205, §24-102-206, §24-103-601, §24-103.5-101 and §24-105-102 concerning the monitoring of vendor performance on state Grants and inclusion of Grant performance information in a statewide Contract Management System.  Grantee's performance shall be subject to Evaluation and Review in accordance with the terms and conditions of this Grant, State law, including CRS §24-103.5-101, and State Fiscal Rules, Policies and Guidance. Evaluation and Review of Grantee's performance shall be part of the normal Grant administration process and Grantee's performance will be systematically recorded in the statewide Contract Management System. Areas of Evaluation and Review shall include, but shall not be limited to quality, cost and timeliness. Collection of information  relevant to the performance of Grantee's obligations under this Grant shall be determined by the specific  requirements of such obligations and shall include factors tailored to match the requirements of Grantee's  obligations. Such performance information shall be entered into the statewide Contract Management System at intervals established herein and a final Evaluation, Review and Rating shall be rendered within 30 days of the end of the Grant term. Grantee shall be notified following each performance Evaluation and Review, and shall address or correct any identified problem in a timely manner and maintain work progress.  Should the final performance Evaluation and Review determine that Grantee demonstrated a gross failure to meet the performance measures established hereunder, the Executive Director of the Colorado Department of Personnel and Administration (Executive Director), upon request by the OEDIT, and showing of good cause, may remove the name of the Grantee from the Contract Management System and prohibit Grantee from bidding on future State Grants or Contracts. Grantee may contest the final Evaluation, Review and Rating by: (a) filing   Page 11 of 16

rebuttal statements, which may result in either removal or correction of the evaluation (CRS §24-105-102(6)), or  (b) under CRS §24-105-102(6), exercising the debarment protest and appeal rights provided in CRS §§24-109- 106, 107, 201 or 202, which may result in the reversal of the debarment and reinstatement of Grantee, by the Executive Director, upon a showing of good cause.   19. GENERAL PROVISIONS  A. Assignment and Subcontracts  Grantee's rights and obligations hereunder are personal and may not be transferred, assigned or  subcontracted without the prior, written consent of the State, except for the Approved Subcontractors named in Exhibit A. Any attempt at assignment, transfer, or subcontracting without such consent shall be void. Any and all assignments and subcontracts shall be subject to all of the terms and conditions of this Contract. Grantee shall be solely responsible for all aspects of Subcontractor arrangements and performance.  B. Binding Effect  Except as otherwise provided in §19(A), all provisions herein contained, including the benefits and burdens, shall extend to and be binding upon the Parties' respective heirs, legal representatives, successors, and  assigns.  C. Captions  The captions and headings in this Grant are for convenience of reference only, and shall not be used to interpret, define, or limit its provisions.  D. Counterparts  This Grant may be executed in multiple identical original counterparts, all of which shall constitute one agreement.  E. Entire Understanding  This Grant represents the complete integration of all understandings between the Parties and all prior  representations and understandings, oral or written, are merged herein. Prior or contemporaneous additions, deletions, or other changes hereto shall not have any force or effect whatsoever, unless embodied herein.  F. Indemnification-General  Grantee shall indemnify, save, and hold harmless the State, its employees and agents, against any and all  claims, damages, liability and court awards including costs, expenses, and attorney fees and related costs,  incurred as a result of any act or omission by Grantee, or its employees, agents, Subcontractors, or assignees pursuant to the terms of this Grant; however, the provisions hereof shall not be construed or interpreted as a waiver, express or implied, of any of the immunities, rights, benefits, protection, or other provisions, of the Colorado Governmental Immunity Act, CRS §24-10-101 et seq., or the Federal Tort Claims Act, 28 U.S.C. 2671 et seq., as applicable, as now or hereafter amended.  G. Jurisdiction and Venue  All suits, actions, or proceedings related to this Grant shall be held in the State of Colorado and exclusive venue shall be in the City and County of Denver.  H. Modification  i. By the Parties  Except as specifically provided in this Grant, modifications hereof shall not be effective unless agreed to in writing by the Parties in an amendment hereto, properly executed and approved in accordance with applicable Colorado State law, State Fiscal Rules, and Office of the State Controller Policies, including, but not limited to, the policy entitled MODIFICATION OF CONTRACTS - TOOLS AND FORMS.  ii. By Operation of Law  This Grant is subject to such modifications as may be required by changes in Federal or Colorado State law, or their implementing regulations. Any such required modification automatically shall be incorporated into and be part of this Grant on the effective date of such change, as if fully set forth herein.  I. Order of Precedence    Page 12 of 16

The provisions of this Grant shall govern the relationship of the State and Grantee. In the event of conflicts or inconsistencies between this Grant and its exhibits and attachments including, but not limited to, those provided by Grantee, such conflicts or inconsistencies shall be resolved by reference to the documents in the following order of priority:  i. Colorado Special Provisions,  ii. The provisions of the main body of this Grant, iii. Exhibit A,  iv. Exhibit B.  J. Severability  Provided this Grant can be executed and performance of the obligations of the Parties accomplished within its intent, the provisions hereof are severable and any provision that is declared invalid or becomes  inoperable for any reason shall not affect the validity of any other provision hereof.  K. Survival of Certain Grant Terms  Notwithstanding anything herein to the contrary, provisions of this Grant requiring continued performance, compliance, or effect after termination hereof, shall survive such termination and shall be enforceable by the State if Grantee fails to perform or comply as required.  L. Taxes  The State is exempt from all federal excise taxes under IRC Chapter 32 (No. 84-730123K) and from all  State and local government sales and use taxes under CRS §§39-26-101 and 201 et seq. Such exemptions apply when materials are purchased or services rendered to benefit the State; provided however, that certain political subdivisions (e.g., City of Denver) may require payment of sales or use taxes even though the  product or service is provided to the State. Grantee shall be solely liable for paying such taxes as the State is prohibited from paying for or reimbursing Grantee for them.  M. Third Party Beneficiaries  Enforcement of this Grant and all rights and obligations hereunder are reserved solely to the Parties, and not to any third party. Any services or benefits which third parties receive as a result of this Grant are incidental to the Grant, and do not create any rights for such third parties.  N. Waiver  Waiver of any breach of a term, provision, or requirement of this Grant, or any right or remedy hereunder, whether explicitly or by lack of enforcement, shall not be construed or deemed as a waiver of any  subsequent breach of such term, provision or requirement, or of any other term, provision, or requirement.  0. Confidentiality of Grantee Records  Except as otherwise provided herein, or except as otherwise required by law or court order, as determined by the State in the State's reasonable discretion, the State shall hold in strict confidence and shall not  disclose to third parties and shall deny third parties the right to inspect or discover Grantee's records in the possession of the State which are related to this Grant and clearly identified by Grantee as confidential.  To the extent not prohibited by federal law, this Grant and the performance measures and standards under CRS §24-103.5-101, if any, are subject to public release through the Colorado Open Records Act, CRS §24- 72-101, et seq.     THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK             Page 13 of 16

20. COLORADO SPECIAL PROVISIONS  The Special Provisions apply to all Grants except where noted in italics.  A. CONTROLLER'S APPROVAL. CRS §24-30-202 (1).  This Grant shall not be deemed valid until it has been approved by the Colorado State Controller or designee.  B. FUND AVAILABILITY. CRS §24-30-202(5.5).  Financial obligations of the State payable after the current fiscal year are contingent upon funds for that purpose being appropriated, budgeted, and otherwise made available.  C. GOVERNMENTAL IMMUNITY.  No term or condition of this Grant shall be construed or interpreted as a waiver, express or implied, of any of the immunities, rights, benefits, protections, or other provisions, of the Colorado Governmental Immunity Act, CRS §24-10-101 et seq., or the Federal Tort Claims Act, 28 U.S.C. §§1346(b) and 2671 et seq., as  applicable now or hereafter amended.  D. INDEPENDENT CONTRACTOR  Grantee shall perform its duties hereunder as an independent contractor and not as an employee. Neither  Grantee nor any agent or employee of Grantee shall be deemed to be an agent or employee of the State.  Grantee and its employees and agents are not entitled to unemployment insurance or workers compensation benefits through the State and the State shall not pay for or otherwise provide such coverage for Grantee or any of its agents or employees. Unemployment insurance benefits shall be available to Grantee and its  employees and agents only if such coverage is made available by Grantee or a third party. Grantee shall pay when due all applicable employment taxes and income taxes and local head taxes incurred pursuant to this Grant. Grantee shall not have authorization, express or implied, to bind the State to any Agreement, liability or understanding, except as expressly set forth herein. Grantee shall (a) provide and keep in force workers' compensation and unemployment compensation insurance in the amounts required by law, (b) provide proof thereof when requested by the State, and (c) be solely responsible for its acts and those of its employees and agents.  E. COMPLIANCE WITH LAW.  Grantee shall strictly comply with all applicable federal and State laws, rules, and regulations in effect or hereafter established, including, without limitation, laws applicable to discrimination and unfair  employment practices.  F. CHOICE OF LAW.  Colorado law, and rules and regulations issued pursuant thereto, shall be applied in the interpretation,  execution, and enforcement of this grant. Any provision included or incorporated herein by reference which conflicts with said laws, rules, and regulations shall be null and void. Any provision incorporated herein by reference which purports to negate this or any other Special Provision in whole or in part shall not be valid or enforceable or available in any action at law, whether by way of complaint, defense, or otherwise. Any provision rendered null and void by the operation of this provision shall not invalidate the remainder of this Grant, to the extent capable of execution.  G. BINDING ARBITRATION PROHIBITED.  The State of Colorado does not agree to binding arbitration by any extra-judicial body or person. Any provision to the contrary in this Agreement or incorporated herein by reference shall be null and void.  H. SOFTWARE PIRACY PROHIBITION. Governor's Executive Order D 002 00.  State or other public funds payable under this Grant shall not be used for the acquisition, operation, or  maintenance of computer software in violation of federal copyright laws or applicable licensing restrictions. Grantee hereby certifies and warrants that, during the term of this Grant and any extensions, Grantee has and shall maintain in place appropriate systems and controls to prevent such improper use of public funds. If the  State determines that Grantee is in violation of this provision, the State may exercise any remedy available at law or in equity or under this Grant, including, without limitation, immediate termination of this Grant and any remedy consistent with federal copyright laws or applicable licensing restrictions.  I. EMPLOYEE FINANCIAL INTEREST. CRS §§24-18-201 and 24-50-507.    Page 14 of 16

The signatories aver that to their knowledge, no employee of the State has any personal or beneficial interest whatsoever in the service or property described in this Grant. Grantee has no interest and shall not acquire any interest, direct or indirect, that would conflict in any manner or degree with the performance of  Grantee's services and Grantee shall not employ any person having such known interests.  J. VENDOR OFFSET. CRS §§24-30-202 (1) and 24-30-202.4.  [Not Applicable to intergovernmental agreements] Subject to CRS §24-30-202.4 (3.5), the State Controller may withhold payment under the State's vendor offset intercept system for debts owed to State agencies for:  (a) unpaid child support debts or child support arrearages; (b) unpaid balances of tax, accrued interest, or  other charges specified in CRS §39-21-101, et seq.; (c) unpaid loans due to the Student Loan Division of the Department of Higher Education; (d) amounts required to be paid to the Unemployment Compensation  Fund; and (e) other unpaid debts owing to the State as a result of final agency determination or judicial  action.   K. PUBLIC CONTRACTS FOR SERVICES. CRS §8-17.5-101.  [Not Applicable to Agreements relating to the offer, issuance, or sale of securities, investment advisory services or fund management services, sponsored projects, intergovernmental Agreements, or  information technology services or products and services] Grantee certifies, warrants, and agrees that it does not knowingly employ or contract with an illegal alien who shall perform work under this Grant and shall confirm the employment eligibility of all employees who are newly hired for employment in the  United States to perform work under this Grant, through participation in the E-Verify Program or the State program established pursuant to CRS §8-17.5-102(5)(c), Grantee shall not knowingly employ or contract with an illegal alien to perform work under this Grant or enter into a contract with a Subcontractor that fails to certify to Grantee that the Subcontractor shall not knowingly employ or contract with an illegal alien to perform work under this Grant. Grantee (a) shall not use E-Verify Program or State program procedures to undertake pre-employment screening of job applicants while this Grant is being performed, (b) shall notify the Subcontractor and the contracting State agency within three days if Grantee has actual knowledge that a Subcontractor is employing or contracting with an illegal alien for work under this Grant, (c) shall terminate the subcontract if a Subcontractor does not stop employing or contracting with the illegal alien within three days of receiving the notice, and (d) shall comply with reasonable requests made in the course of an  investigation, undertaken pursuant to CRS §8-17.5-102(5), by the Colorado Department of Labor and  Employment. If Grantee participates in the State program, Grantee shall deliver to the contracting State  agency, Institution of Higher Education or political subdivision, a written, notarized affirmation, affirming that Grantee has examined the legal work status of such employee, and shall comply with all of the other requirements of the State program. If Grantee fails to comply with any requirement of this provision or CRS §8-17.5-101 et seq., the contracting State agency, institution of higher education or political subdivision may terminate this Grant for breach and, if so terminated, Grantee shall be liable for damages.  L. PUBLIC CONTRACTS WITH NATURAL PERSONS. CRS §24-76.5-101.  Grantee, if a natural person eighteen (18) years of age or older, hereby swears and affirms under penalty of perjury that he or she (a) is a citizen or otherwise lawfully present in the United States pursuant to federal law, (b) shall comply with the provisions of CRS §24-76.5-101 et seq., and (c) has produced one form of identification required by CRS §24-76.5-103 prior to the effective date of this Grant.   SPs Effective 1/1/09     THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK         Page 15 of 16

21. SIGNATURE PAGE  Grant Routing Number   THE PARTIES HERETO HAVE EXECUTED THIS GRANT   * Persons signing for Grantee hereby swear and affirm that they are authorized to act on Grantee's behalf and acknowledge that   the State is relying on their representations to that effect.    GRANTEE Evolutionary Genomics, Inc. Steve Warnecke   CEO        *Signature   STATE OF COLORADO John W. Hickenlooper, GOVERNOR Colorado Office of Economic Development and   International Trade Fiona E. Arnold  Executive Director         Date:  8/6/15 Date: June 14, 2015              ALL GRANTS REQUIRE APPROVAL BY THE STATE CONTROLLER   CRS §24-30-202 requires the State Controller to approve all State Grants. This Grant is not valid until signed and dated below   by the State Controller or delegate. Grantee is not authorized to begin performance until such time. If Grantee begins  performing prior thereto, the State of Colorado is not obligated to pay Grantee for such performance or for any goods and/or  services provided hereunder.   STATE CONTROLLER Robert Jaros, CPA, MBA, JD     By:  Frank Tamayo, delegate     Date: 8/6/15     Page 16 of 16

Fund: 27L0 Unit: AIPU Subunit: AIGR Approp: ECAAB7110 Function: ESCR Object: 5781   Encumbrance #:  Grant $: 250,000  Dates: to 5/1/18  22. EXHIBIT A — STATEMENT OF WORK   STATE OF COLORADO  OFFICE OF ECONOMIC DEVELOPMENT AND INTERNATIONAL TRADE   with  Evolutionary Genomics, Inc.   1. GENERAL DESCRIPTION Evolutionary Genomics identifies, develops, patents and markets genes that improve agricultural crops and allow farmers to be more productive and profitable.   DEFINITIONS  1.1. "IF NEEDED" means include definitions if needed for language used in the General Description of   the Grantee's Obligations.  2. GRANTEE'S OBLIGATIONS 2.1 Develop the pest resistance in soybeans.  2.2 Develop the sweetness genes in tomatoes.  2.3 Continue ortholog development work in beans and cowpeas.  As a condition of this Grant, Grantee has reported obligations as described in §5 of this Exhibit A. These obligations include but are not limited to ongoing reporting obligations which extend beyond the end date of the grant per in §5.4 of this Exhibit A  3. PERSONNEL 3.1. Responsible Administrator  Grantee's performance hereunder shall be under the supervision of Steve Warnecke, an employee or agent of Grantee, who is hereby designated as the responsible administrator of this Grant.  3.2. Other Key Personnel  3.2.1. Key Personnel The following people are Key Personnel for purposes of this Grant, and shall be replaced only in accordance with §4.3 of this Exhibit A:  Dr. Erich Veitenheimer, Key Advisor, Cooley, LLP  3.2.2.  Approved Subcontractors  The following people or entities are the only Approved Subcontractors for purposes of this Grant:  3.2.3.  Grantee may add or delete Approved Subcontractors only with the State's prior, written approval, pursuant to §20.A. of the Grant and §4.3. of this Exhibit A.  3.3. Replacement  Grantee shall immediately notify the State if any Key Personnel cease to serve. Provided there is a good-faith reason for the change, if Grantee wishes to replace its Key Personnel, it shall notify the State and seek its approval. Such approval is at the State 's sole discretion, as the State issued this Grant in reliance on Grantee's representations regarding Key Personnel. Such notice shall specify why the change is necessary, who the proposed replacement is, what the proposed replacement's qualifications are, and when the change would take effect. If at any time Key Personnel cease to serve, the State, in its sole discretion, may direct Grantee to suspend performance of the Work until such time as replacements are approved. All notices sent under this subsection shall be sent in  accordance with the Notices and Representatives provisions of this Grant.   Page i of iv

4. ACCEPTANCE CRITERIA 4.1. Mid-term and Final Report(s)  Grantee shall be responsible for completing the Work, and shall provide to the State's Representative Mid-term and Final reports using a format required and provided by the State and as described herein.  4.1.1.  Progress on Grantee's Obligations outlined in §3 of this Exhibit A, including analysis of  the results and findings from the Work.  4.1.2. An analysis of technical difficulties, errors, and planned or recommended next steps. 4.1.3. Use of Grant and Matching Funds according to the Grant and Work Budget in §7 of this Exhibit A, including documentation verifying those expenditures. 4.1.4. Commercialization Advancement Metrics including: 4.1.4.1. New business entity created 4.1.4.2. New jobs created 4.1.4.3. Follow-on capital raised 4.1.4.4. New exports in terms of revenue 4.1.4.5. Intellectual property development (patent filings, awards, other) 4.1.4.6. Licenses issued on technology 4.1.4.7. New product or service offered to end-customer 4.1.4.8. New revenue generated 4.1.4.9. Other metrics as identified by OEDIT 4.2. Mid-Term Report Submission and Due Date(s)  Mid-term reports cover activity from grant execution through June 30th, and are due no later than September Is' each year until the Work completion date as noted in §6.A. or until submission o f the Final Report. The Reports shall be delivered to the State's representative identified in §16.A. of the Grant and in accordance with §8.A. of the Grant. The State may withhold payment(s) if  Reports are not submitted in accordance with this Grant Agreement.  4.3. Final Report Submission and Due Date  The Final Report is due by the Agreement Termination Date identified in §5 of the Grant. The Report shall be delivered to the State's representative identified in §16.A of the Grant and in accordance with §8.A. of the Grant.  4.4. Additional Reporting  Grantee shall cooperate with the State in promptly supplying any additional information or data to the State that is necessary to fulfill OEDIT's obligations under CRS §24-48.5-117, et seq, to report to committees of the House and the Senate as needed during the term of this Agreement.  Additional Reporting Requires follow up Reports on the Commercialization Advancement Metrics identified in §5.1.4. of the Statement of Work as solicited by the State, due September 1s' at years 1, 2, 3, 4 and 5 following the Statement of Work completion date identified in §6.A of the Grant and covering results from the beginning of the grant term.  4.5. The State may withhold payment(s) if Reports are not submitted in accordance with this Grant   Agreement.  5. PAYMENTS Payments shall be made in accordance with the provisions set forth in this Grant. OEDIT may transfer the Grant Award in advance of performance only if a Fiscal Rule waiver has been granted by the State Controller for this Grant. Grantee must request interim and final payments by completing reports and invoice forms provided by the State.             Page ii of iv

Payment Schedule:  ESCR Phase III  Disbursement  Schedule  $25,000 Initial Advance payment to be paid following execution of this Grant. 10% of Maximum Amount $212,500 Interim payments must be requested by the Grantee. $12,500 Final Payment will be made following receipt and acceptance by OEDIT of the Final Report. 5% of the Maximum Amount. $250,000 TOTAL    6. ADMINISTRATIVE REQUIREMENTS 6.1. Accounting 6.1.1.  At all times from the Effective Date of this Grant until completion of the Work, Grantee shall maintain properly segregated books of State Grant Funds, Matching Funds, and other funds associated with the Work.  6.1.2.  All receipts and expenditures associated with said Work shall be documented in a detailed and specific manner, and shall accord with the Work Budget set forth herein.  6.2. Monitoring  The State may monitor the Work on an as-needed basis. The State may choose to audit Grantee's activities performed under this Agreement. Such audit may be requested by OEDIT via electronic media, and all documentation shall be made available for audit by OEDIT within 30 days of such request. Grantee shall maintain a complete file of all records, documents, communications, notes and other written materials or electronic media, files or communications, which pertain in any manner to the operation of activities undertaken pursuant to this Grant. Such books and records shall contain documentation of the participant's pertinent activity under this Grant in a form  consistent with good accounting practice.  7. WORK BUDGET 7.1. Matching Funds Grantee has secured a dollar amount that is two times that of the AIA Grant Funds in §7.2. of this section and the maximum amount in §7.A. of the Grant.  Matching funds support the commercial advancement of this project, and the State has determined the availability and adequacy of the Matching Funds in accordance with §7.D. of the Grant.  Matching Funds must support the technology and application described in § 1. of this Exhibit A. The source of Matching Funds is:  7.2. AIA Grant Funds The total Grant Award under this Grant is provided in §7.A. of the Grant Agreement. The use of the Grant Funds and Matching Funds must support the Obligations listed in §2, the Project  General Description, described in§1 of this Statement of Work and the Work Budget described in §7.3 of this Statement of Work.                  Page iii of iv

7.3. Work Budget   Line-item AIA Matching Total Grant Funds Funds Personnel Expenses 221,600 102,750 324,350  Materials & Supplies 28,400 1,600 30,000 Contracting Services 350,000 350,000 Expenses  Legal & Intellectual Property 50,000 50,000 Services  Other Consulting &  Marketing Expenses  Other Project Expenses Administrative Expenses Facilities Expenses  TOTAL 250,000 504,350 754,350    7.4.  Format for Reporting Costs  7.4.1.  Expenditure Table — Reports shall document the expenditure of both Grant Funds and Matching Funds by cost category similar to the table provided herein. The expenditure of Grant Funds may not exceed the Maximum provided in §7.A. of the Grant Agreement.  7.4.2.  Supporting Documentation - required with the Final Report, shall include reports from the Grantee institution's accounting system and shall uniquely identify the expenses under Grant  Funds and Matching Funds. These expenditures shall be identified by the cost categories named in §7.3. above.    THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK                             Page iv of iv